UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2007

ADVANTA BUSINESS CARD MASTER TRUST
(Issuing Entity)
ADVANTA BANK CORP.
(Exact name of sponsor as specified in its charter)
ADVANTA BUSINESS RECEIVABLES CORP.
(Depositor)
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-137522 (Commission File Number)	23-2852207 (IRS Employer Identification Number)

2215 B Renaissance Drive, Suite 5 Las Vegas, Nevada (Address of Principal Executive Offices)	89119 (Zip Code)
Registrant’s telephone number, including area code: (702) 966-4246
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report
Section 8 – Other Events
Item 8.01 – Other Events
     Pursuant to Section 4.21 of the AdvantaSeries Indenture Supplement, dated as of November 1, 2004 (the “AdvantaSeries Indenture Supplement”), between Advanta Business Card Master Trust (the “Issuer”) and Deutsche Bank Trust Company Americas, the Issuer adjusted the Class A Required Subordinated Amount, the Class B Required Subordinated Amount, the Class C Required Subordinated Amount and the Required Cash Collateral Account Amount (collectively, the “Enhancement Levels”) relating to the Notes (as defined below). All conditions precedent to the adjustment of the Enhancement Levels have been satisfied.
     The AdvantaSeries Indenture Supplement is among the material agreements that govern the series of notes called the AdvantaSeries. The AdvantaSeries consists of Class A notes, Class B notes, Class C notes and Class D notes (collectively, the “Notes”).
     The adjustment of the Enhancement Levels relates to all tranches of the Notes which are currently outstanding or may be issued in the future by reducing the required enhancement level for each class of Notes in the following ways:
1.	For each tranche of Class A notes currently outstanding or to be issued by the Issuer: the percentage in the defined term “Class A Required Subordinated Amount” in the AdvantaSeries Indenture Supplement has been reduced from 21.5805% to 20.1201%;

2.	For each tranche of Class B notes currently outstanding or to be issued by the Issuer: the percentage in the defined term “Class B Required Subordinated Amount” in the AdvantaSeries Indenture Supplement has been reduced from 8.9918% to 8.4011%;

3.	For each tranche of Class C notes currently outstanding or to be issued by the Issuer: the percentage in the defined term “Class C Required Subordinated Amount” in the AdvantaSeries Indenture Supplement has been reduced from 3.6269% to 3.3592%; and

4.	For each tranche of Class A, B, C and D notes currently outstanding or to be issued by the Issuer: the percentage in the defined term “Required Cash Collateral Account Amount” in the AdvantaSeries Indenture Supplement has been reduced from 2.25% to 1.75%.

5.	For each tranche of Class A, B, C and D notes currently outstanding or to be issued by the Issuer: the percentage in the defined term “Required Spread Account Percentage” in the AdvantaSeries Indenture Supplement applicable if (i) the quarterly excess spread percentage is 0.00% or less or (ii) a pay out event with respect to all Notes has occurred (other than a pay out event resulting from the occurrence of an event of default with respect to all Notes) has been reduced from 17.75% to 16.75%.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 12, 2007

ADVANTA BUSINESS RECEIVABLES CORP.

By: /s/ Michael Coco Name: Michael Coco Title: President